ANNUAL REPORT

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

Transamerica Occidental Separate Account Fund B's total return for 1995 was 51.58% after fees compared to a total return of 37.58% for the S&P 500. The Fund's 5-year compound annual return is 25.98% after fees, or a total return of 217.27% versus the S&P 500 compound annual return of 16.59%, or a total return of 115.46%. Performance was strong across all areas of the Fund's investments.

In contrast to 1994, 1995 was a plentiful year for the financial markets as many fundamental factors fell into perfect alignment. The economy slowed, inflation worries abated, the Federal Reserve eased, and interest rates fell. These factors set the stage for an explosive rally in the stock market. Investors flocked to equity funds to take advantage of these favorable conditions pouring over $100 billion into equity mutual funds -- an all-time record.

The outlook for 1996 is for continued economic growth with low inflation. Productivity gains and fierce worldwide competition will continue to keep inflation in check. Real economic growth should slow to a more sustainable pace of 2.0% to 2.5%. Stock market returns should be good but perhaps not as easy to come by as in 1995.

The Fund's strategy of being a long-term investor in preeminent companies will continue in 1996. Investments in companies like Intel, Microsoft, Walt Disney, and Gillette are one of the reasons the Fund has achieved compound returns in excess of 25%. These companies are not only leading American companies, but over the years, have developed into leading international companies.



                                                       [SIG]

                                                       Gary U. Rolle
                                                       Chairman,
                                                       Board of Managers
                                                       Transamerica Occidental's
                                                       Separate Account Fund B

                       TABLE OF ACCUMULATION UNIT VALUES

                               Accumulation
End of Quarter                   Unit Value
----------------------------   ------------
December, 1985..............      2.170139
March, 1986.................      2.410619
June, 1986..................      2.416459
September, 1986.............      2.239661
December, 1986..............      2.328998
March, 1987.................      3.107777
June, 1987..................      3.185307
September, 1987.............      3.373161
December, 1987..............      2.412006
March, 1988.................      2.686389
June, 1988..................      2.933292
September, 1988.............      3.012913
December, 1988..............      2.974378
March, 1989.................      3.222322
June, 1989..................      3.704618
September, 1989.............      4.126660
December, 1989..............      3.975169
March, 1990.................      3.879319
June, 1990..................      4.124224
September, 1990.............      3.268967
December, 1990..............      3.518587
March, 1991.................    $ 4.337042
June, 1991..................      4.288242
September, 1991.............      4.480883
December, 1991..............      4.908113
March, 1992.................      4.895752
June, 1992..................      4.798707
September, 1992.............      4.981578
December, 1992..............      5.580041
March, 1993.................      5.893141
June, 1993..................      6.139891
September, 1993.............      6.868266
December, 1993..............      6.851062
March, 1994.................      6.629959
June, 1994..................      6.325672
September, 1994.............      6.905430
December, 1994..............      7.364882
March, 1995.................      8.376121
June, 1995..................      9.806528
September, 1995.............     11.275672
December, 1995..............     11.163517

The table above covers the period from December, 1985 to December 31, 1995. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                   PORTFOLIO OF INVESTMENTS/DECEMBER 31, 1995

Number
  of                                             Market
Shares               Common Stock               Value(1)
------               ------------               --------
          CONSUMER & BUSINESS SERVICES 19.2%
 40,000   Autodesk Inc.                       $  1,370,000
 34,000   Broderbund Software, Inc.*             2,065,500
 30,000   CUC International*                     1,023,750
 20,000   Intuit, Inc.*                          1,560,000
 20,000   Microsoft Corporation*                 1,755,000
                                              ------------
                                                7,774,250
          FINANCIAL SERVICES 8.1%
 35,000   Franklin Resources Inc.                1,763,125
 75,000   Schwab (Charles) Inc.                  1,509,375
                                              ------------
                                                 3,272,500
          INDUSTRIAL TECHNOLOGY 17.9%
 40,000   Dell Computer Corp.*                   1,385,000
 48,000   Intel Corporation                      2,724,000
 48,000   Millipore Corporation                  1,974,000
 39,062   Molex Incorporated, CI A               1,196,274
                                              ------------
                                                 7,279,274
          INDUSTRIAL GROWTH/SPECIAL
          SITUATIONS 13.0%
 20,000   Briggs & Stratton Corp.                  867,500
 30,000   Gillette Company                       1,563,750
 50,000   Mattel, Inc.                           1,537,500
 20,000   United Healthcare Inc.                 1,307,500
                                             ------------
                                                5,276,250

Number
  of                                             Market
Shares               Common Stock               Value(1)
------               ------------               --------
          TELECOMMUNICATIONS & ENTERTAINMENT
          11.8%
 25,000   Motorola Inc.                          1,425,000
 74,000   Silver King Communications Inc.*       2,571,500
 40,000   Tele-communications, Inc.*               795,000
                                              ------------
                                                 4,791,500
          TRANSACTION PROCESSING 12.5%
 50,788   First Data Corporation              $  3,396,447
 50,000   Transaction Systems Architect*         1,687,500
                                              ------------
                                                 5,083,947
          TRAVEL & LEISURE 15.7%
 33,000   Disney (Walt) Company                  1,942,875
127,000   Host Marriott Corporation*             1,666,875
 80,000   Mirage Resorts Inc.*                   2,760,000
                                              ------------
                                                 6,369,750
          TOTAL COMMON STOCK (98.2%)          $ 39,847,471
          Cash, Cash Equivalents and
          Receivables Less Liabilities (1.8%)      744,431
                                              ------------
          NET ASSETS (100%)                   $ 40,591,902
                                              ============

---------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

ASSETS:
Investment in common stock -- at market value (cost $19,563,219)...............  $39,847,471
Cash and cash equivalents......................................................      774,798
Dividends and interest receivable..............................................       26,391
Miscellaneous accounts receivable..............................................       12,405
                                                                                 -----------
     TOTAL ASSETS..............................................................  $40,661,065
                                                                                 ===========
LIABILITIES:
Due to Transamerica Occidental's general account...............................  $    69,163
                                                                                 -----------
     TOTAL LIABILITIES.........................................................       69,163
NET ASSETS.....................................................................  $40,591,902
                                                                                 ===========
Net assets attributable to variable annuity contractholders -- 3,598,239.30 units at $11.163517 (Note E).................................................  $40,169,006
Reserves for retired annuitants (Note C).......................................      422,896
                                                                                 -----------
                                                                                 $40,591,902
                                                                                 ===========

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended December 31,
                                                                    -------------------------
                                                                       1995          1994
                                                                    -----------   -----------
Net investment loss...............................................  $  (301,346)  $  (186,642)
Net realized gain from security transactions......................    1,632,093     2,062,280
Net unrealized appreciation of investments........................   12,765,938        67,406
                                                                    -----------   -----------
Net increase in net assets resulting from operations..............   14,096,685     1,943,044
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)....................       57,007        66,751
Payments to Contract Owners:
  Annuity payments................................................      (26,525)      (22,035)
  Terminations and withdrawals....................................   (1,447,179)     (552,957)
Adjustment for mortality guarantees on retired annuitants.........       11,009         9,384
                                                                    -----------   -----------
Total increase in net assets......................................   12,690,997     1,444,187
Balance at beginning of year......................................   27,900,905    26,456,718
                                                                    -----------   -----------
Balance at end of year............................................  $40,591,902   $27,900,905
                                                                    ===========   ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995

NET INVESTMENT INCOME
  INCOME:
     Dividends................................................................   $   132,312
     Interest.................................................................        28,327
                                                                                 -----------
       Total investment income................................................       160,639
  EXPENSES (Note A):
     Investment management services...........................................       106,615
     Mortality and expense risk charges.......................................       355,370
                                                                                 -----------
       Total expenses.........................................................       461,985
                                                                                 -----------
  Net investment loss.........................................................      (301,346)
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain from security transactions....................................     1,632,093
  Change in unrealized appreciation...........................................    12,765,938
                                                                                 -----------
  Net realized and unrealized gain on investments.............................    14,398,031
                                                                                 -----------
       Net increase in net assets resulting from operations...................   $14,096,685
                                                                                 ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     The fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The funds investment objective is long-term capital growth.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $6,086,354 and $7,466,164 in 1995. Investment in common stocks have a cost basis for federal income tax purposes of $19,563,219. The Fund had gross unrealized gains of $20,284,252 at December 31, 1995 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Federal Income Taxes

     Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Internal Revenue Code. As under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund.

Expenses

     The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 1995, Transamerica Occidental Life had deposited $2,000,000 (current value of $23,861,537) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during 1995 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each year are as follows:

                                              1995        1994       1993       1992       1991
                                             -------     ------     ------     ------     ------
Investment income........................    $  .044     $ .040     $ .046     $ .082     $ .074
Expenses.................................       .125       .089       .081       .064       .055
                                             -------     ------     ------     ------     ------
Net investment (loss) income.............      (.081)     (.049)     (.035)      .018       .019
Net realized and unrealized gain on
  investments............................      3.880       .563      1.306       .654      1.370
                                             -------     ------     ------     ------     ------
     Net increase in accumulation
       unit value........................      3.799       .514      1.271       .672      1.389
Accumulation unit value:
  Beginning of year......................      7.365      6.851      5.580      4.908      3.519
                                             -------     ------     ------     ------     ------
  End of year............................    $11.164     $7.365     $6.851     $5.580     $4.908
                                             =======     ======     ======     ======     ======
Ratio of expenses to average accumula-
  tion fund balance......................       1.32 %     1.31 %     1.30 %     1.30%      1.32%
Ratio of net investment (loss) income to
  average accumulation fund balance......       (.86)%     (.72)%     (.57)%      .37%       .48%
Portfolio turnover.......................      17.17 %    30.62 %    41.39 %    43.48%     32.20%
Number of accumulation units outstanding
  at end of year (000 omitted)...........      3,598      3,749      3,820      4,062      4,232

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's Separate Account Fund B Board of Directors, Transamerica Occidental Life Insurance Company.

     We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Los Angeles, California
February 8, 1996

            TRANSAMERICA
        OCCIDENTAL'S SEPARATE               [LOGO]
           ACCOUNT FUND B

        MANAGERS AND OFFICERS

DONALD E. CANTLAY, Manager
DeWAYNE W. MOORE, Manager
GARY U. ROLLE, Chairman of the Board
PETER J. SODINI, Manager                  TRANSAMERICA
BARBARA A. KELLEY, President              OCCIDENTAL'S
PAUL L. NORRIS, Vice President            SEPARATE
SALLY S. YAMADA, Treasurer and            ACCOUNT FUND B
 Assistant Secretary                      ANNUAL FINANCIAL
THOMAS M. ADAMS, Secretary                REPORT
REGINA M. FINK, Assistant Secretary       DECEMBER 31, 1995

Distributor:

Transamerica Financial Resources,
 Inc.
1150 South Olive
Los Angeles, California 90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356

Auditors:

Ernst & Young LLP
515 South Flower Street
Los Angeles, California 90071
Tel. (213) 977-3200

Transamerica Occidental     [LOGO]
Life Insurance Company
1150 South Olive
Los Angeles,
California 90015-2211
Phone (800) 821-9090

This report cannot be used as sales literature.

TFM 1036 Ed. 2-96